NATIONAL PENN BANCSHARES, INC.

                                  PENSION PLAN

                              AMENDED AND RESTATED
                            EFFECTIVE JANUARY 1, 1989


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                          NATIONAL PENN BANCSHARES,INC.
                                  PENSION PLAN

                               TABLE OF CONTENTS



                                                                            Page

ARTICLE I.          DEFINITIONS                                                1

ARTICLE II.         TRANSITION AND ELIGIBILITY TO PARTICIPATE                 10

ARTICLE III.        VESTING SERVICE AND CREDITED SERVICE                      11

ARTICLE IV.         ELIGIBILITY FOR BENEFITS                                  14

ARTICLE V.          CALCULATION OF BENEFITS                                   14

ARTICLE VI.         VESTING                                                   25

ARTICLE VII.        PAYMENT OF BENEFITS                                       28

ARTICLE VIII.       THE FUND AND FUNDING                                      35

ARTICLE IX.         ADMINISTRATION                                            37

ARTICLE X.          AMENDMENT AND TERMINATION                                 39

ARTICLE XI.         TOP-HEAVY PROVISIONS                                      42

ARTICLE XII.        GENERAL PROVISIONS                                        48

SCHEDULE A          ACTUARIAL EQUIVALENTS                                     51

SCHEDULE B          MINIMUM DISTRIBUTION INCIDENTAL BENEFIT TABLE             52



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                         NATIONAL PENN BANCSHARES, INC.

                                  PENSION PLAN

          WHEREAS, the National Bank of Boyertown adopted The National Bank of Boyertown Pension Plan for Full-Time Employees, effective January 1, 1974, for certain of its employees; and

          WHEREAS, The National Bank of Boyertown Pension Plan for Full-Time Employees has been amended from time to time, and was amended in its entirety and restated, effective January 1, 1977, and effective January 1, 1984 when National Penn Bancshares, Inc. assumed sponsorship of the Plan and renamed it the National Penn Bancshares, Inc. Pension Plan; and

          WHEREAS, the National Penn Bancshares, Inc. and National Bank of Boyertown, desire at this time to amend and restate the National Penn Bancshares, Inc. Pension Plan to comply with the requirements of the Employee Retirement Income Security Act of 1974 and with the Internal Revenue Code of 1986, as amended;

          NOW, THEREFORE, effective January 1, 1989 (except as otherwise set forth herein), the National Penn Bancshares, Inc. Pension Plan is continued, amended, and restated as hereinafter set forth:

                                   ARTICLE I

                                  DEFINITIONS

          Except where otherwise clearly indicated by context, the masculine shall include the feminine and the singular shall include the plural, and vice-versa. Any term used herein without an initial capital letter that is used in a provision of the Code with which this Plan must comply to satisfy section 401(a) of the Code, shall be interpreted as having the meaning used in such provision of the Code, if necessary for the Plan to comply with such provision.

          "Accrued Benefit" means, for any Participant as of any date, subject to Sections 5.2 and 7.8(c), the amount of benefit earned to such date, payable as a single life annuity beginning at the Participant's Normal Retirement Date (or immediately, if the Participant has passed his Normal Retirement Date and is still an Employee) calculated in accordance with Section 5.1 as



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if the Participant had continued as an Active  Participant  until Age 65 (or his attained Age, if he is past Age 65), with Final Average Compensation as of the date of reference, and if the Participant has not attained Age 65, multiplied by a fraction, as follows:

               (a) the portion of the benefit described in Paragraph (a)(1) of
Section 5.1 shall be multiplied by a fraction, no greater than one (1), the numerator of which is the Participant's Years of Credited Service as of the date of reference and the denominator of which is the aggregate number of Years of Credited Service the Participant will have accumulated if he continues as an Active Participant until Age 65, and

               (b) the portion of the benefit described in Paragraph (a)(2) of
Section 5.1 shall be multiplied by a fraction, not greater than (1), the numerator of which is the Participant's Years of Credited Service as of the date of reference, not exceeding 35 years, and the denominator of which is the lesser of (1) 35 or (2) the aggregate number of Years of Credited Service the Participant will have accumulated if he continues as an Active Participant until Age 65.

          "Active Participant" means a an individual who has become an Active Participant as provided in Article II and has remained an Employee in the Covered Class at all times thereafter.

          "Actuarial Equivalent or Actuarially Equivalent" means of equal actuarial value on the basis of the assumptions and factors described in Schedule A.

          "Actuary" means the actuarial firm or individual selected by the Committee from time to time.

          "Affiliated Company" means, with respect to any Participating
Company, (a) any corporation that is a member of the same controlled group of corporations (within the meaning of section 414(b) of the Code) as such Participating Company; (b) any member of an affiliated service group, as determined under section 414(m) of the Code, of which such Participating Company is a member; (c) any trade or business that is under common control with such Participating Company, as determined under section 414(c) of the Code and (d) any other entity which is required to be aggregated with a Participating Company pursuant to regulations under section 414(o) of the Code. "50% Affiliated Company" means an Affiliated Company, but determined with "more than 50%" substituted for the phrase "at least 80%" in section 1563(a) of the Code, when applying sections 414(b) and 414(c) of the Code.

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          "Age" means, for any individual, his age on last birthday, except that an individual attains Age 70-1/2 on the corresponding date in the sixth calendar month following the month in which his 70th birthday falls (or the last day of such sixth month if there is no such corresponding date therein).

          "Benefit Commencement Date" means, for any Participant, the date as of which his first periodic benefit payment or a single sum payment is due. "Benefit Commencement Date" also means, with respect to a Surviving Spouse or beneficiary, the date on which the benefit under Section 5.9 or 5.10 commences to the Surviving Spouse or beneficiary.

          "Board of Directors" means the board of directors of the Company

          "Code" means the Internal Revenue Code of 1986, as amended.

          "Committee" means the individual(s), if any, appointed by the Board of Directors to supervise the administration of the Plan, as provided in Article IX.

          "Company " means National Penn Bancshares, Inc., and its successors.

          "Compensation" means, for any Employee:

               (a) except as otherwise provided below in this definition, the amount of his total taxable income paid by a Participating Company with respect to any Plan Year, plus elective deferrals under section 401(k) or section 125 of the Code made on his behalf under any plan in which the Employee participates, excluding bonuses, taking into account only amounts earned while he is an Active Participant. An Employee's Compensation shall not include amounts that are taxable to him but are not paid to him in cash.

               (b) for the purposes of Article XI, and Section 5.12, except as otherwise provided therein, his "compensation" as reported on Form W-2 for the applicable period.

               (c) for the purposes of determining highly compensated employees and former employees under Section 10.3, his "compensation" as reported on Form W-2 for the applicable period, but including amounts that are excluded from gross income under a plan described in section 125, 401(k) or 403(b) of the Code.

               (d) with respect to any Plan Year, including Plan Years beginning before January 1, 1989, the first $200,000 (or such other amount as may be applicable under Code section

                                        3

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401(a)(17)) of the amount otherwise described in Subsections (a) and (b) of this definition, except that this Subsection (d) shall not apply for purposes of
Section 5.12. In no event, however, shall this Subsection (d) cause the Accrued Benefit of any Participant to be less than his Accrued Benefit as of December
31, 1988. In determining Compensation for purposes of this limitation, the rules of section 414(q)(6) of the Code shall apply, except that "family members" shall include only the spouse of the Employee and any lineal descendants who have not attained Age 19 before the close of the Plan Year.

          "Covered Class" means the class consisting of each Employee who (a) is employed by a Participating Company, and (b) is not covered by a collective bargaining agreement, unless such agreement specifically provides for participation hereunder, and (c) is not covered by another qualified defined benefit pension plan to which the Participating Company makes contributions. An Employee who is such solely by reason of being a leased employee shall not be in the Covered Class.

          "Covered Compensation" means, for any Participant for any Plan Year, the average of the taxable wage bases in effect for each calendar year during the 35-year period ending with the last day of the calendar year in which the Participant attains or will attain his retirement age under the federal Social Security Act determined using the rounded table. In determining a Participant's Covered Compensation for a Plan Year, the taxable wage base for the Plan Year of reference and any subsequent Plan Year shall be assumed to be the same as the taxable wage base in effect as of the beginning of the Plan Year of reference. A Participant's Covered Compensation for any Plan Year commencing after the 35-year period described above is the Participant's Covered Compensation for the Plan Year during which the Participant attained his retirement age under the federal Social Security Act. A Participant's Covered Compensation for a Plan Year commencing prior to the 35-year period described above is the taxable wage base in effect as of the beginning of such Plan Year. For purposes of this Section, "taxable wage base" means the maximum amount of earnings which may be considered wages for Social Security purposes under section 3121(a)(1) of the Code.

          "Early Retirement Date" means, for any Participant, the first day of the calendar month coincident with or next following the date on which he has a Separation from Service; provided, however, that such date shall not be an Early Retirement Date unless, as of the date of the Participant's Separation from Service, he has attained Age 55 and has to his credit 10 or more Years of Vesting Service.

          "Effective Date" means (except as otherwise set forth herein) January 1, 1989, the effective date of this amended and restated Plan.

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          "Employee" means an individual who is employed by a Participating
Company or an Affiliated Company. An individual who is not otherwise employed by a Participating Company or Affiliated Company shall be deemed to be employed by such Company if he is a leased employee with respect to whose services such Participating Company or Affiliated Company is the recipient within the meaning of Code section 414(n) or 414(o), but to whom Code section 414(n)(5) does not apply.

          "Employment Commencement Date" means, for any Employee, the date on which he is first entitled to be credited with an "Hour of Service" described in Paragraph (a)(1) of the definition of Hour of Service in this Article.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

          "Final Average Compensation" means, for any Participant, the average of his Compensation for the five full consecutive calendar years in the final 10 (or fewer) full consecutive calendar years of employment as an Active Participant which yield the highest average. For this purpose, nonconsecutive calendar years interrupted by periods in which the Participant is not an Active Participant shall be treated as consecutive. If a Participant does not have five full consecutive calendar years of employment as an Active Participant, his Final Average Compensation shall be the annual amount determined by dividing his Compensation during the period in which he is an Active Participant by the number of years and fractional years thereof (basing fractional years on completed months). Compensation earned by an Active Participant for employment after his Normal Retirement Date shall be taken into account.

          "Fund" means the fund established for this Plan, administered under the Trust Agreement, out of which benefits payable under this Plan shall be paid.

          "Hour of Service" means, for any Employee, a credit awarded with respect to:

               (a) except as provided in (b) or (c),

                    (1) each hour for which he is directly or indirectly paid or entitled to payment by a Participating Company or an Affiliated Company for the performance of employment duties; or

                    (2) each hour for which he is entitled, either by award or agreement, to back pay from a Participating

                                       5

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Company or an Affiliated Company, irrespective of mitigation of damages; or

                    (3) each hour for which he is directly or indirectly paid or entitled to payment by a Participating Company or an Affiliated Company on account of a period of time during which no duties are performed due to vacation, holiday, illness, incapacity (including disability), jury duty, layoff, leave of absence, or military duty.

               (b) For any period that includes any hours for which an Hour of Service would otherwise be credited to an Employee under (a), above, the Committee may, in accordance with rules applied in a uniform and non-discriminatory manner, elect instead to credit Hours of Service using one or more of the following equivalencies:

Basis Upon Which Records               Credit Granted to Individual
    Are Maintained                             For Period
------------------------               ----------------------------
     shift                               actual hours  for full shift
     day                                  10 Hours of  Service
     week                                 45 Hours of  Service
     semi-monthly period                  95 Hours of  Service
     month                               190 Hours of  Service

               (c) Anything to the contrary in Subsection (a) or(b) notwithstanding:

                    (1) No Hours of Service shall be credited to an Employee for any period during which payments are made or due him under a plan maintained solely for the purpose of complying with applicable workers' compensation, unemployment compensation, or disability insurance laws.

                    (2) No more than 501 Hours of Service shall be credited to an Employee under Paragraph (a)(3) of this definition on account of any single continuous period during which no duties are performed by him, except to the extent otherwise provided in the Plan.

                    (3) No Hours of Service shall be credited to an Employee with respect to payments solely to reimburse for medical or medically related expenses.

                    (4) No Hours of Service shall be credited twice.

                    (5) Hours of Service shall be credited at least as liberally as required by the rules set forth in U.S. Department of Labor
Reg.ss.2530.200b-2(b) and (c).

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                    (6) In the case of an Employee who is such solely by reason of service as a leased employee, Hours of Service shall be credited as if such Employee were employed and paid with respect to such service (or with respect to any related absences or entitlements) by the Participating Company or Affiliated Company that is the recipient thereof.

          "Late Retirement Date" means, for any Participant, the first day of the calendar month coincident with or next following the date on which he has a Separation from Service, if such Separation from Service occurs after the Participant's Normal Retirement Date.

          "Limitation Year" means the calendar year.

          "Month of Service" means a calendar month during which an individual
(a) is credited with at least one Hour of Service or (b) is deemed employed. For purposes of this definition, an individual shall be "deemed employed" during any period of 12 consecutive months or less during which the individual fails to complete an Hour of Service, between the last day of the last calendar month in which he is credited with at least one Hour of Service and the earlier of the date he is again credited with an Hour of Service or his Separation from Service. An individual shall also be "deemed employed" for each month during a 12-consecutive-month period measured from the first day of the calendar month coincident with or next following his Separation from Service during which he has not incurred a One-Year Period of Severance.

          "Normal Retirement Date" means, for any Participant, the first day of the calendar month coincident with or next following the date on which he attains Age 65.

          "One-Year Period of Severance" means a severance from employment described in Section 3.4.

          "Participant" means an individual who is an Active Participant, a former Active Participant receiving benefits under the Plan, or a former Active Participant who has a present or future right to receive benefits under the Plan, or an Employee who was once an Active Participant and has been transferred out of the Covered Class.

          "Participating Company" means the Company, National Bank of Boyertown, and each other organization which is authorized by the Board of Directors to adopt this Plan by action of its board of directors or other governing body.

          "Period of Severance" means the period of time commencing on an Employee's Separation from Service and ending on the date on which the Employee is again entitled to be credited

                                       7

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with an Hour of Service described in Paragraph (a)(1) of the definition of "Hour of Service" in this Article.

          "Plan" means the National Penn Bancshares, Inc. Pension Plan, as set forth herein (including any Schedules).

          "Plan Year" means each 12-consecutive month period that begins on January 1 or any anniversary thereof and ends on the next following December 31.

          "Reemployment Commencement Date" means the first day following a One-Year Period of Severance on which an Employee is entitled to be credited with an Hour of Service described in Paragraph (a)(1) of the definition of "Hour of Service" in this Article.

          "Required Beginning Date" means, for any Participant:

               (a) if he attained Age 70-1/2 before January 1, 1988, and is not a 5-percent owner (within the meaning of section 416 of the Code) of a Participating Company at any time within the five-Plan-Year period ending in the calendar year in which he attains Age 70-1/2. or thereafter, April 1 of the calendar year following the later of the calendar year in which he has a Separation from Service or the calendar year in which he attained Age 70-1/2;

               (b) if he attained Age 70-1/2 before January 1, 1988, and is a 5-percent owner (within the meaning of section 416 of the Code) of a Participating Company at any time within the five-Plan-Year period ending in the calendar year in which he attains Age 70-1/2, or thereafter, the later of (1) December 31, 1987, (2) April 1 of the calendar year following the calendar year in which he attained Age 70-1/2, or (3) April 1 of the calendar year following the calendar year in which he becomes a 5-percent owner;

               (c) except as provided in Subsection (d) below, if he attains Age 70-1/2 on or after January 1, 1988, April 1 of the calendar year next following the calendar year in which he attains Age 70-1/2;

               (d) if he attained Age 70-1/2 before January 1, 1989 and after December 31, 1987, is not a 5-percent owner (within the meaning of section 416 of the Code) of a Participating Company, and has not had a Separation from Service before January 1, 1989, April 1, 1990.

          "Separation from Service" means the date, as recorded on the records of a Participating Company or an Affiliated Company, on which an Employee of such company quits, retires, is discharged, or dies, or, if earlier, the first anniversary of the

                                       8

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first day of a period during which the Employee remains absent from service with all Participating Companies and Affiliated Companies (with or without pay) for any other reason, except if the Employee is absent from work beyond the first anniversary of the first day on which he/she is absent by reason of pregnancy, childbirth, or placement in connection with adoption, or for purposes of the care of such Employee's child immediately after birth or placement in connection with adoption, such Employee's Separation from Service, solely for the purpose of determining whether a One-Year Period of Severance under Section 3.4 has occurred, shall be the second anniversary of the first day of such absence.

          "Social Security Retirement Age" means (a) for any individual born before January 1, 1938, Age 65, (b) for any individual born after December 31, 1937, but before January 1, 1955, Age 66, or (c) for any individual born after December 31, 1954, Age 67.

          "Spouse" means, with respect to any Participant, the individual to whom such Participant is married as of the date of reference.

          "Surviving Spouse" means, with respect to any Participant:

               (a) for purposes of the survivor's benefit described in Section 5.10, the individual, if any, who is such Participant's Spouse the date of the Participant's death; and

               (b) for purposes of the joint and survivor annuity described in
Section 7.2, the individual, if any, who is such Participant's Spouse on the Participant's Benefit Commencement Date.

          "Trust Agreement" means the agreement and declaration of trust executed for purposes of the Plan.

          "Trustee" means the corporate trustee or one or more individuals collectively appointed and acting under the Trust Agreement.

          "Year of Credited Service" means, for any Participant, the number of full and partial years counted with respect to determining a Participant's Accrued Benefit under the Plan, as further described in Article III.

          "Year of Eligibility Service" means, for any Employee, a credit used to determine his eligibility to become an Active Participant, as further described in Article II.

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          "Year of Vesting Service" shall mean, for any Employee, the number of full and partial years counted with respect to determining a Participant's eligibility for benefits and vested status under the Plan, as further described in Article III.

                                   ARTICLE II

                   TRANSITION AND ELIGIBILITY TO PARTICIPATE

          2.1 Rights Affected. Except as provided to the contrary herein, any former Employee who has retired or whose employment has terminated prior to the Effective Date who is not in the Covered Class on or after the Effective Date shall have no additional rights as a result of this amended and restated Plan and shall be entitled to benefits under this Plan only if and to the extent such former Employee was entitled to benefits under the terms and conditions of the Plan as in effect on the date of such retirement or termination. Any former Employee who is reemployed as an Employee in the Covered Class on or after the Effective Date shall have the rights and benefits provided hereunder.

          2.2 Eligibility to Participate.

               (a) Each Employee who was an Active Participant immediately prior to the Effective Date and is in the Covered Class on the Effective Date shall continue to be an Active Participant as of the Effective Date. Each other Employee who has completed six Months of Service and has attained Age 20-1/2 shall become an Active Participant on the later of the Effective Date or the January 1st or July 1st coincident with or next following the date on which he completes one Year of Eligibility Service, if he is then in the Covered Class. For purposes of this Subsection, "January 1, 1988" shall be substituted for the "Effective Date" with respect to any Employee who would have been an Active Participant under the provisions of the Plan immediately prior to the Effective Date but for the fact that his Employment Commencement Date occurred within five years of his attainment of Age 65.

               (b) A Participant (or a former Participant) who has a Separation from Service and who is later reemployed in the Covered Class shall become an Active Participant as of the date on which he first again completes an Hour of Service in the Covered Class; but, if he has had a One-Year Period of Severance, only if he (1) had any nonforfeitable interest in his Accrued Benefit as of his prior Separation from Service or (2) again completes one Hour of Service at a time when his consecutive One-Year Periods of Severance do not equal or exceed the greater

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of (A) five or (B) the number of Years of Eligibility Service he had to his credit prior to his Period of Severance.

               (c) If an individual is not in the Covered Class on the date on which he would become an Active Participant (but for the fact that he is not then in the Covered Class), he shall become an Active Participant as of the first date thereafter on which he is in the Covered Class; but, if he has had a One-Year period of Severance, only if he (1) had any nonforfeitable interest in his Accrued Benefit as of his prior Separation from Service or (2) he again completes one Hour of Service at a time when his consecutive One-year Periods of Severance do not equal or exceed the greater of (A) five or (B) the number of Years of Eligibility Service he had to his credit prior to his Period of Severance.

          2.3 Year of Eligibility Service. An Employee shall be credited with a Year of Eligibility Service upon his completion of 1,000 Hours of Service within any single computation period irrespective of whether the computation period has ended. An individual's computation period shall be the 12-consecutive-month period beginning on the date he is first credited with an Hour of Service and each Plan Year thereafter.

                                  ARTICLE III

                      VESTING SERVICE AND CREDITED SERVICE

          3.1 Years of Vesting Service.

               (a) An Employee shall accrue Years of Vesting Service for all employment with all Participating Companies and any Affiliated Company. Years of Vesting Service shall be calculated from the Employee's Employment Commencement Date or Reemployment Commencement Date to his Separation from Service, subject to the rules set forth herein.

               (b) Years of Vesting Service shall be calculated on the basis that twelve completed months equal one year and each additional completed month equals one-twelfth (1/12) of a year. For the purposes of this Subsection, a "completed month" shall mean a calendar month in which an Employee is credited with at least one Hour of Service.

               (c) If a former Employee is reemployed by a Participating Company or an Affiliated Company before he incurs a One-Year Period of Severance and if such Employee's Period of Severance commenced with a quit, discharge, or retirement, the Employee shall be credited with Years of Vesting Service for the Period of Severance.

                                       11

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               (d) If an Employee severs from service by reason of a quit, discharge, or retirement during an absence from service for 12 months or less for any reason other than a quit, discharge, or retirement, and if he then performs an Hour of Service within 12 months of the date on which he was first absent from service, he shall be credited with Years of Vesting Service for his Period of Severance.

          3.2 Years of Credited Service

               (a) Except as provided in this Article, a Participant shall accrue Years of Credited Service for the period from his Employment Commencement Date or Reemployment Commencement Date to his Separation from Service, disregarding Years of Credited Service during which he is not an Employee in the Covered Class.

               (b) Years of Credited Service shall be calculated on the basis that twelve completed months equal one year and each additional completed month equals one-twelfth (1/12) of a year. For the purposes of this Subsection, a "completed month" shall mean a calendar month in which an Employee in the Covered Class is credited with at least one Hour of Service.

               (c) If a Participant is reemployed by a Participating Company or an Affiliated Company before he incurs a One-Year Period of Severance, and if such Participant's Period of Severance commenced with a quit, discharge, or retirement, the Participant shall not be credited with Years of Credited Service for any portion of such Period of Severance.

          3.3 Additional Rules.

               (a) Notwithstanding any provisions of this Plan to the contrary, an Employee shall not be credited with any Years of Credited Service or Years of Vesting Service for service (1) prior to the date on which the vesting rules contained in ERISA and in the Code, as amended by ERISA, became effective with respect to the Plan, or (2) prior to the first day of the first Plan Year beginning on or after January 1, 1985, if such service prior to the effective date of ERISA or prior to the first day of such Plan Year would have been disregarded under the rules of the Plan with regard to breaks in service as in effect on the applicable date.

               (b) Years of Vesting Service and Years of Credited Service shall be credited with respect to service with First National Bank of Oley and First National Bank of Boyertown.

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
               (c) For purposes of determining a Participant's Years of Vesting Service, service prior to his attainment of Age 18 shall be disregarded.

          3.4 One-Year Period of Severance. A One-Year Period of Severance means a 12-consecutive-month period beginning on the first day of the calendar month coincident with or next following the Employee's Separation from Service during which the former Employee is credited with no Hours of Service. Solely for the purpose of determining whether an Employee has incurred a One-Year Period of Severance, Hours of Service shall be recognized for an authorized leave of absence. An "authorized leave of absence" means an unpaid, temporary cessation from active employment with the Company or a Participating Company pursuant to an established nondiscriminatory policy, whether occasioned by illness, military service, or any other reason.

          3.5 Aggregation of Service.

               (a) A Participant who has at any time had a vested interest in his Accrued Benefit and who incurs a One-Year Period of Severance shall have his Years of Vesting Service and his Years of Credited Service with all Participating Companies and all Affiliated Companies before and after his Separation from Service aggregated for Plan purposes upon his Reemployment Commencement Date.

               (b) A Participant who does not have a vested interest under
Section 6.1 and who incurs a One-Year Period of Severance shall have his Years of Vesting Service and Years of Credited Service before and after his Separation from Service aggregated, if his Reemployment Commencement Date occurs at a time when the number of his consecutive one-Year Periods of Severance is less than the greater of (1) the number of full Years of Vesting Service he had accrued prior to his Separation from Service or (2) five. If the number of his consecutive One-Year Periods of Severance is equal to or greater than the number of his full Years of Vesting Service before his Separation from Service or five, if greater, he shall receive no credit for his Years of Vesting Service and Years of Credited Service before his Separation from Service and shall be treated as if he were not an Employee (or a Participant) at any time prior to his Separation from Service.

                                   ARTICLE IV

                            ELIGIBILITY FOR BENEFITS

          4.1 Normal Retirement. A Participant who has a Separation from Service on his Normal Retirement Date shall be entitled to a pension. Such Participant's Benefit Commencement Date shall be his Normal Retirement Date.

          4.2 Late Retirement. A Participant who has a Separation from Service after his Normal Retirement Date shall be entitled to a pension. Such Participant's Benefit Commencement Date shall be the earlier of his Late Retirement Date or his Required Beginning Date.

          4.3 Early Retirement. A Participant who has an Early Retirement Date shall be entitled to a pension. Such Participant's Benefit Commencement Date shall be his Normal Retirement Date; provided, that he may elect as his Benefit Commencement Date the first day of any month coinciding with or following his Early Retirement Date and not after his Normal Retirement Date. Such election must be made no earlier than 90 days prior to the Benefit Commencement Date elected by the Participant.

          4.4 Furnishing Data. Each Employee and beneficiary shall furnish such information as the Committee may consider necessary for the determination of the Employee's rights and benefits under the Plan and shall otherwise cooperate fully with the Committee in the administration of the Plan. Payment of benefits shall be deferred until all of such information is supplied.

                                   ARTICLE V

                            CALCULATION OF BENEFITS

          5.1 Accrued Benefit at Normal Retirement Date

               (a) Subject to Sections 5.2 and 7.8(c), a Participant's Accrued Benefit as of any date on or after his Normal Retirement Date shall be equal to the sum (computed to the nearest multiple of twelve dollars) of:

                    (1) one percent (1.0%) of his Final Average Compensation multiplied by his Years of Credited Service; plus

                    (2) Seventy-five hundredths percent (.75%) of his Final Average Compensation in excess of the Participant's integration level as determined under Subsection (b) multiplied by his Years of Credited Service up to a maximum of 35 years; provided, however, that the percentage in this Paragraph (2) shall be .70% with respect to a Participant whose Social Security Retirement Age is Age 66 and .65% with respect to a Participant whose Social Security Retirement Age is Age 67.

               (b) For purposes of determining a Participant's Accrued Benefit under Subsection (a), his integration level shall be his Covered Compensation.

          5.2 Minimum Accrued Benefit. Notwithstanding any provision of the Plan to the contrary, a Participant's Accrued Benefit, determined in any Plan Year that begins on or after January 1, 1989, shall not be less than his accrued benefit, determined as of December 31, 1988, under the terms of the Plan as in effect on December 31, 1988, based on his Years of Credited Service and Final Average Compensation determined on December 31, 1988.

          5.3 Normal Retirement. A Participant who is entitled to a pension under Section 4.1 shall receive an annual pension, payable monthly. Subject to
Section 5.12, such pension shall be the Actuarial Equivalent, in the form set forth in Article VII, of the Participant's Accrued Benefit as of his Normal Retirement Date.

          5.4 Late Retirement.

               (a) A Participant who is entitled to a pension under Section 4.2 shall receive an annual pension, payable monthly. Subject to Section 5.12, such pension shall be the Actuarial Equivalent, in the form set forth in Article VII, of the greater of (1) the Actuarial Equivalent, in the form of a single life annuity beginning on the earlier of his Late Retirement Date or his Required Beginning Date, of the Participant's Accrued Benefit as of his Normal Retirement Date; or (2) his Accrued Benefit as of the earlier of his Late Retirement Date or his Required Beginning Date.

               (b) If a Participant's Required Beginning Date, and therefore his Benefit Commencement Date, precedes his Late Retirement Date, the amount of the pension payable to the Participant shall be determined as of his Required Beginning Date and adjusted as of January 1 in each calendar year following his Required Beginning Date, up to and including the January 1 next following his Late Retirement Date. The adjustment shall include any increase (but not any decrease) determined in accordance with Section 5.1 to reflect Years of Credited Service and Compensation earned after the Participant's Benefit Commencement Date. In addition, the Actuarial Equivalent of such adjustment shall be reduced (but not below zero) by the Actuarial Equivalent of any benefits paid to the Participant since his Benefit Commencement Date; provided, however, that the amount, if any, of the benefits paid to the Participant which exceeds the amount the Participant would have received if distribution had been made in the normal form of benefits described in Section 7.2 for such Participant shall be disregarded in determining the Actuarial Equivalent of such benefits.

          5.5 Early-Retirement. A Participant who is entitled to a pension under
Section 4.3 shall receive an annual pension, payable monthly. Subject to Section 5.12, such pension shall be the Actuarial Equivalent, in the form set forth in
Article VII, of the Participant's Accrued Benefit as of his Early Retirement Date, reduced as follows:

               (a) if the Participant's Social Security Retirement Age is Age 65, (1) 1/180 for-each of the first 60 full calendar months and (2) 1/360 for each of the next 60 full calendar months, by which his Benefit Commencement Date precedes his Normal Retirement Date.

               (b) if the Participant's Social Security Retirement Age is Age 66, the portion of the Participant's Accrued Benefit described in Paragraph
(a)(1) of Section 5.1 shall be reduced as described in Subsection (a) above and the portion described in Paragraph (a)(2) of Section 5.1 shall be reduced by (1) 1/180 for each of the first 48 full calendar months, (2) 1/360 for each of the next 60 full calendar months, and (3) an Actuarial Equivalent reduction for each of the next 12 full calendar months, by which his Benefit Commencement Date precedes his Normal Retirement Date.

               (c) if the Participant's Social Security Retirement Age is Age 67, the portion of the Participant's Accrued Benefit described in Paragraph
(a)(1) of Section 5.1 shall be reduced as described in Subsection (a) above and the portion described in Paragraph (a)(2) of Section 5.1 shall be reduced by (1) 1/180 for each of the first 36 full calendar months, (2) 1/360 for each of the next 60 full calendar months, and (3) by an Actuarial Equivalent reduction for each of the next 24 full calendar months, by which his Benefit Commencement Date precedes his Normal Retirement Date.

          5.6 Transfers out of the Plan. The Accrued Benefit of a Participant who has ceased to be in the Covered Class but who is still an Employee shall be calculated on the basis of his Final Average Compensation and the benefit formula in effect under Section 5.1 as of the last date on which he is in the Covered Class.

          5.7 Transfers into the Plan. If an Employee transfers into employment in the Covered Class, including a transfer from the employ of an Affiliated Company that is not a Participating Company, his employment with any Participating Company or Affiliated Company while he is not in the Covered Class shall he considered in determining his eligibility to become an Active Participant under Article II and his Years of Vesting Service under Section 3.1, but shall not be considered in determining his Years of Credited Service under Section 3.2.

          5.8 Prohibition Against Decrease in Benefits Payable. A Participant's Accrued Benefit as of his Normal Retirement Date shall not be less than the pension, in the form of an immediate single life annuity, that would have been payable to him if he had separated from service and commenced to receive his pension on any earlier retirement date provided under the Plan; provided, however, that this Section shall not apply if the reduction in the amount payable is due solely to an increase in Covered Compensation which takes place prior to the earlier of the Participant's Separation from Service or Benefit Commencement Date.

          5.9 Death Before Commencement of Benefits.

               (a) Upon the death of a Participant prior to his Benefit Commencement Date, the Participant's designated beneficiary shall be paid a death benefit in the form of a single sum equal to:

                    (1) If an Active Participant dies prior to his Early, Normal or Late Retirement Date, the Actuarial Equivalent single-sum value of the Participant's vested Accrued Benefit as of the first day of the calendar month coinciding with or next following the date of his death.

                    (2) If a Participant who has a Normal, Early or Late Retirement Date dies subsequent to such date, the Actuarial Equivalent single-sum value of the benefit the Participant would have received at his Early, Normal or Late Retirement Date.

                    (3) If a former Active Participant dies after his Separation from Service, the Actuarial Equivalent single-sum value of the Participant's vested Accrued Benefit as of the first day of the calendar month coinciding with or next following the date of his death.

               (b) The death benefit determined in accordance with Subsection
(a) of this Section shall be payable to the Participant's designated beneficiary as soon as practicable after the Participant's death. This benefit shall not apply to a Participant with respect to whom the survivor's benefit under Section
5.10 is payable and has not been properly waived.

               (c) The Committee may require such proper proof of death and such evidence of the right of any individual to receive the death benefit payable as a result of the death of a Participant as the Committee may deem desirable. The Committee' determination of death and the right of any person to receive payment shall be conclusive.

               (d) In no event shall the death benefit payable to a Surviving Spouse be less than the Actuarial Equivalent of the benefit such Surviving Spouse would have received if the Participant (1) had had a Separation from Service on the date of his death (if he is then an Employee) (2) had survived to the Spouse's Benefit Commencement Date (3) had then begun to receive an immediate retirement benefit in the normal form under Subsection (b) of Section 7.2, and (4) had died on the following day. If the Participant dies before his Benefit Commencement Date but after he has elected an optional form of benefit that is a joint and survivor annuity with the Participant's Spouse that provides for periodic payments after the Participant's death each of which is not less than fifty percent (50%) nor more than one hundred percent (100%) of the periodic payment to the Participant, the survivor's benefit described in the preceding sentence shall be the benefit to which the Spouse is entitled under the optional form elected by the Participant.

          5.10 Survivor's Benefit for Surviving Spouse.

               (a) Subject to Subsection (b) of this Section, if a Participant who has any vested interest in his Accrued Benefit under the Plan, dies before his Benefit Commencement Date leaving a Surviving Spouse, such Surviving Spouse shall receive a survivor's benefit. Such benefit shall commence, as elected in writing by the Surviving Spouse, on the first day of any month following the earliest date on which the Participant could have elected to receive immediate retirement benefits, but not later than the date that would have been the Participant's Normal Retirement Date. If the Participant dies after his Normal Retirement Date, benefits shall commence on the first day of the month following the month of the Participant's death. Subject to Section 5.12, the survivor's benefit shall be a single life annuity with equal monthly installments payable to the Surviving Spouse for her lifetime that is the Actuarial Equivalent of the Participant's vested Accrued Benefit as of the Benefit Commencement Date elected by the Surviving Spouse, except that, if the Participant would have been eligible to receive a benefit under Section 5.3, 5.4 or 5.5 had he not died, the survivor's benefit shall be the Actuarial Equivalent of the benefit the Participant would have been entitled to receive under Section 5.3, 5.4 or 5.5, whichever applies.

               (b) The survivor's benefit under this Section shall not be payable and the death benefit under Section 5.9 shall be payable instead with respect to a Participant who either has established to the satisfaction of the Committee that he has no Spouse, or who elects in accordance with the following rules to waive the survivor's benefit under this Section and to have the death benefit under Section 5.9 be payable instead. Such election may be made at any time during the period that begins on the first day of the Plan Year in which the Participant attains Age 35 (or, in the case of a Participant who has a Separation from Service prior to his attainment of Age 35, with respect to his Accrued Benefit earned prior to such separation, the date of his Separation from Service) and ends on the date of the Participant's death; provided that such election shall be effective only if:

                    (1) (A) the Participant's Spouse (or the Spouse's legal guardian if the Spouse is legally incompetent) executes a written instrument whereby such Spouse either:

                              (i) consents to such election, but only insofar as
such election waives the survivor's benefit under this Section and, if applicable, names a specific beneficiary or beneficiaries to receive the death benefit under Section 5.9; or

                              (ii) consents to such election and consents
prospectively to any subsequent designation of someone other than the Spouse to receive all or part of the death benefit under Section 5.9 (provided such instrument acknowledges the Spouse's right to limit consent to a specific beneficiary); and

                         (B) such instrument acknowledges the effect of the
election to which the Spouse's consent is being given, that the Spouse's consent is irrevocable, and is witnessed by a Plan representative or a notary public; or

                    (2) the Participant establishes to the satisfaction of the Committee that his Spouse cannot be located or furnishes a court order to the Committee establishing that the Participant is legally separated or has been abandoned (within the meaning of local law), unless a qualified domestic relations order pertaining to such Participant provides that the Spouse's consent must be obtained.

The consent of a Spouse in accordance with this Subsection (b) shall not be effective with respect to other Spouses of the Participant, and an election to which Paragraph (b)(2) of this Section applies shall become void if the circumstances causing the consent of the Spouse not to be required cease to exist prior to the Participant's Benefit Commencement Date.

               (c) A Participant may revoke his election to waive the survivor's benefit. Such revocation may be made at any time prior to the Participant's death.

               (d) The Committee shall provide to each Participant a written explanation of:

                    (1) the terms and conditions of the survivor's benefit under this Section and the death benefit under Section 5.9;

                    (2) the Participant's right to waive the survivor's benefit and the effect of such waiver;

                    (3) the rights of the Participant's Spouse with respect to such waiver; and

                    (4) the Participant's right to revoke a waiver of the survivor's benefit and the effect of such revocation.

The written explanation described in this Subsection shall be provided once during either (A) the three-year period that begins on the first day of the Plan Year in which the Participant attains Age 32, or (B) the one-year period that begins on the day he becomes a Participant. With regard to a Participant who has a Separation from Service before attaining Age 35, such written notice shall be provided no earlier than one year before, and no later than one year after, the Participant's Separation from Service.

          5.11 Death Benefit After Retirement. If a Participant dies after his Benefit Commencement Date, his beneficiary shall be entitled to receive any amount payable under the form of benefit that is in effect for such Participant or under any annuity contract that has been distributed to the Participant to provide benefits hereunder.

          5.12 Maximum Benefit. The provisions of this Section shall be effective for Limitation Years beginning in 1987 and thereafter and shall be construed to comply with section 415 of the Code.

               (a) (1) Notwithstanding anything in this Article to the contrary, in no event shall the combined annual benefit payable with respect to a Participant on a single life basis, under this and any other defined benefit plan to which a Participating Company or a 50% Affiliated Company contributes, exceed the lesser of (A) $90,000 (or such other dollar limitation as in effect for the Limitation Year under section 415(b)(1)(A) of the Code) or (B) one hundred percent (100%) of the Participant's average Compensation during the three consecutive calendar years as an Active Participant in which such Compensation is the highest.

               (2) (A) If the benefit is payable with respect to a Participant who has been an Active Participant for fewer than 10 full years at the time that retirement benefits begin, the dollar limitation described in Subparagraph
(a)(1)(A) of this Section shall be multiplied by a fraction, the numerator of which is the number of the Participant's years as an Active Participant and the denominator of which is 10.

                         (B) If the benefit is payable with respect to a
Participant who has fewer than 10 Years of Vesting Service, the limitations described in Subparagraph (a)(1)(B), Paragraph (a)(4) and Subparagraphs
(c)(1)(A) and (c)(1)(B) of this Section shall be multiplied by a fraction, the numerator of which is the number of the Participant's Years of Vesting Service and the denominator of which is 10.

                         (C) The limitations of Subparagraph (a)(2)(A) of this
Section shall be applied separately with respect to each change in the benefit structure of any qualified defined benefit plan of a Participating Company or 50% Affiliated Company, to the extent provided by the Secretary of the Treasury.

               (3) If a Participant's (or beneficiary's) Benefit Commencement Date is not the date on which the Participant attains (or would have attained, if living) his Social Security Retirement Age, the dollar limitation in Subparagraphs (a)(1)(A) and (c)(1)(A) shall be adjusted as follows:

                         (A) If the Participant's (or beneficiary's) Benefit
Commencement Date occurs before the Participant attains (or would have attained, if living) his Social Security Retirement Age, but on or after the date he attains (or would have attained, if living) Age 62, the dollar limitation shall be reduced by five-ninths percent (5/9 of 1%) for each of the first 36 months and five-twelfths percent (5/12 of 1%) for each additional month by which the Participant's (or beneficiary's) Benefit Commencement Date precedes the date he attains (or would have attained, if living) his Social Security Retirement Age.

                         (B) If the Participant's (or beneficiary's) Benefit
Commencement Date occurs before the Participant attains (or would have attained, if living) his Social Security Retirement Age and before he attains (or would have attained, if living) Age 62, the dollar limitation shall be reduced in accordance with Subparagraph (a)(3)(A) as if retirement benefits were commencing to the Participant at Age 62, and this reduced dollar limitation shall be further reduced to its Actuarial Equivalent beginning at the Participant's (or beneficiary's) Benefit Commencement Date, using an interest rate equal to the greater of five percent (5%) or the rate set forth in Schedule A and the mortality decrement shall be ignored to the extent that a forfeiture does not occur at death;

                         (C) If the Participant's (or beneficiary's) Benefit
Commencement Date occurs after the date the Participant attains (or would have attained, if living) his Social Security Retirement Age, the dollar limitation shall be adjusted to its Actuarial Equivalent beginning at the Participant's (or beneficiary's) Benefit Commencement Date, using an interest rate equal to the lesser of five percent (5%) or the rate set forth in Schedule A and the mortality decrement shall be ignored to the extent that a forfeiture does not occur at death.

                    (4) The annual benefit payable with respect to a Participant may exceed 100% of his average Compensation for the highest three consecutive calendar years as an Active Participant (but not in excess of the amount applicable under Subparagraph (a)(1)(A) of this Section), if (A) the annual benefit does not exceed $10,000 for the current Plan Year or for any prior Plan Year, and (B) the Participant has at no time participated in a defined contribution plan maintained by a Participating Company or a 50% Affiliated Company.

               (b) If a Participant's benefits are otherwise limited by this Section, the benefit payable to the Participant's Surviving Spouse or beneficiary under Section 5.9 or 5.10 or Section 7.2 or Section 7.3 shall be based upon the Participant's benefit determined without regard to this Section, and the limitations of this Section shall apply to the resulting benefit payable to the Surviving Spouse or beneficiary.

               (c) If in any Limitation Year a Participant is a participant in one or more defined contribution plans sponsored by a Participating Company or a 50% Affiliated Company, the annual benefit referred to in Subsection (a) shall be reduced, if necessary, so that the sum of the fractions described in Paragraphs (1) and (2) of this Subsection does not exceed 1.0 for such Limitation Year.

                    (1) Defined Benefit Fraction - A fraction, the numerator of which is the Participant's projected annual benefit under all defined benefit plans to which a Participating Company or 50% Affiliated Company contributes, determined as of the close of the limitation years of such plans, and the denominator of which is the lesser of: (A) 1.25 x $90,000 (or such other dollar limitation in effect for the Limitation Year under section 415(b)(1)(A) of the
Code) or (B) one hundred forty percent (140%) of the Participant's highest average Compensation over any three consecutive calendar years

                    (2) Defined Contribution Fraction - A fraction, the numerator of which is the sum of the annual additions to the Participant's accounts under such defined contribution plans for all limitation years, and the denominator of which is the sum of the lesser of the following amounts, determined for each of such limitation years with a Participating Company or a 50% Affiliated Company: (A) 1.25 x $30,000 (or such dollar limitation as in effect for such Limitation Year under section 415(c)(1)(A) for the Limitation Year) or (B) thirty-five percent (35%) of the Participant's Compensation for such limitation year.

                    (3) Definitions - For the purpose of this Subsection, "projected annual benefit" shall mean the annual benefit to which a Participant would be entitled under the terms of a defined benefit plan if he had continued employment until his normal retirement date under such plan and if his compensation for the purpose of such plan had continued at the same rate. "Annual additions" to a Participant's accounts under any defined contribution plan for any limitation year shall mean the sum of (A) employer contributions;
(B) forfeitures; and (C) (i) for Limitation Years beginning on or after January 1, 1987, the Participant's own contributions, if any, and (ii) for Limitation Years beginning before January 1, 1987, the lesser of (I) one-half of the Participant's own contributions, if any, or (II) the Participant's own contributions in excess of six percent (6%) of his compensation for such limitation year.

               (d) The limitations described in Subsections (a) and (b) shall not reduce any benefit which was accrued by a Participant under the Plan prior to the first day of its Limitation Year beginning in 1987, using the applicable maximum dollar limitations then in effect; provided, however, that this sentence shall not apply to any Participant who was not a Participant as of the first day of the first Limitation Year that began in 1987. For the purpose of this Paragraph (c)(2), no change in the Plan after May 6, 1986 and no cost of living adjustment after May 6, 1986 shall be taken into account.

               (e) (1) The Committee may elect to apply Paragraph (c)(2) with respect to any Plan Year ending after December 31, 1982 by calculating the denominator under Paragraph (c)(2) using an alternate amount for all Plan Years ending before January 1, 1983. The alternate amount shall be equal to the amount determined for the denominator under Paragraph (c)(2) as in effect for the Plan Year ending in 1982 multiplied by the "transition fraction."

                    (2) The "transition fraction" shall be a fraction determined as follows:

                         (A) The numerator shall consist of the lesser of: (i)
$51,875 or (ii) thirty-five percent (35%) of the Participant's compensation for the Plan Year ending in 1981.

                         (B) The denominator shall consist of the lesser of: (i)
$41,500 or (ii) twenty-five percent (25%) of the Participant's compensation for the Plan Year ending in 1981.

          5.13 Suspension of Benefits on Reemployment.

               (a) (1) If a Participant is employed after his Normal Retirement Date in "qualified reemployment," (as defined in Subsection (c)), benefits otherwise payable to the Participant shall be suspended for each calendar month before his Required Beginning Date in which he continues his qualified reemployment. In addition, no benefits shall be paid before a Participant's Required Beginning Date during the qualified reemployment of such a Participant who remains an Employee after his Normal Retirement Date. The rules relating to such a suspension of benefits and the subsequent resumption of benefits are described in this Section.

                    (2) The Committee shall notify the Participant by personal delivery or first class mail of the suspension of his benefits during the first month in which such suspension of benefits occurs.

                    (3) Each Participant receiving benefits under the Plan shall be required to give notice to the Committee of any employment relationship which such Participant has with a Participating Company or any Affiliated Company. The Committee shall have the right to use all reasonable efforts to determine whether such employment constitutes qualified reemployment. The Committee shall also have the right to require the Participant to provide information sufficient to prove that such employment is not qualified reemployment.

                    (4) A Participant may ask the Committee in writing to make a determination as to whether specific contemplated employment will be qualified reemployment. The Committee shall respond to such a request in writing within 60 days of its receipt of the request.

                    (5) Benefit payments suspended under this Section shall resume (or commence, in the case of a Participant who continues in service after his Normal Retirement Date) no later than the earlier of (A) the first day of the third calendar month following the month in which the Participant's qualified reemployment ceases or, if later, the first day of the calendar month following receipt by the Committee of the Participant's notice that his qualified reemployment has ceased or (B) the Participant's Required Beginning Date. The initial resumption payment shall include payment for the current month and for any previous calendar months since the cessation of the Participant' qualified reemployment.

                    (6) The resumed benefit payments shall be recalculated on the basis of Compensation earned and Years of Credited Service credited (if any) during such period of reemployment and the provisions of the Plan as then in effect. The resumed benefit payments shall be paid in the form determined pursuant to Section 7.4. Resumed benefits shall be reduced by an amount equal to any benefits which were paid to the Participant with respect to a calendar month in which the Participant was engaged in qualified reemployment. However, the reduction in any monthly benefit, other than the initial resumption payment, shall not exceed twenty-five percent (25%) of such monthly benefit. Any remaining reduction shall be applied to benefits payable in subsequent months.

               (b) Except as provided in Subsection (d) of this Section, if a Participant is employed or reemployed by a Participating Company or an Affiliated Company under any circumstances other than as described in Subsection
(a), the benefits otherwise payable to the Participant shall be continued during such period of reemployment.

               (c) "Qualified reemployment" shall mean the employment of a Participant by any Participating Company or Affiliated Company in such a capacity that the Participant receives pay for or is entitled to be paid for at least 40 Hours of Service (not including Hours of Service credited as a result of back pay) during a calendar month.

               (d) If a Participant is reemployed before his Normal Retirement Date as an Employee, benefits otherwise payable to the Participant shall be suspended during his period of reemployment. Upon his subsequent Separation from Service, his pension shall be recalculated on the basis of his current Age, Compensation earned and Years of Credited Service credited (if any) during such period of reemployment, and the provisions of the Plan as then in effect, but shall be reduced by the Actuarial Equivalent of payments previously made prior to his Normal Retirement Date. The resumed benefit payments shall be paid in the form determined pursuant to Section 7.4.

                                   ARTICLE VI

                                     VESTING

          6.1 Nonforfeitable Amounts.

               (a) A Participant who is credited with one or more Hours of Service as an Employee on or after January 1, 1989 shall have a 100% nonforfeitable interest in his Accrued Benefit when he has to his credit five Years of Vesting Service. A Participant who has fewer than five Years of Vesting Service to his credit shall have no nonforfeitable interest in his Accrued Benefit.

               (b) Notwithstanding the foregoing, a Participant who is an Employee shall have a 100% nonforfeitable interest in his Accrued Benefit upon the date on which he attains Age 65.

          6.2 Treatment of Terminated Vested Participant.

               (a) A Participant who has a Separation from Service, other than by death or as provided in Article IV, when he has a nonforfeitable interest in his Accrued Benefit under Section 6.1 shall be eligible for a deferred pension. His Benefit Commencement Date shall be his Normal Retirement Date, if he is then living. Subject to Section 5.12, the pension payable under this Section shall be equal to the Participant's vested Accrued Benefit as of the date of his Separation from Service. If the Participant has no nonforfeitable interest in his Accrued Benefit, he shall forfeit his Accrued Benefit.

               (b) If a Participant who is eligible for a deferred pension under Subsection (a) of this Section has 10 or more Years of Vesting Service to his credit as of the date of his Separation from Service, he may elect as his Benefit Commencement Date (1) the first day of the calendar month coincident with or next following his 55th birthday, or (2) the first day of any month after such birthday and before his Normal Retirement Date. Such election must be made no earlier than 90 days prior to the Benefit Commencement Date elected by the Participant.

               (c) A Participant who elects a Benefit Commencement Date under Subsection (b) of this Section shall receive the benefit described in Subsection
(a) of this Section in an amount reduced under Section 5.5.

               (d) Notwithstanding any other provision in the Plan, an increase in the Social Security taxable wage base or benefit level shall not reduce the value of the nonforfeitable benefit payable to a Participant who has had a Separation from Service with respect to service prior to his Separation from Service, regardless of whether the Participant returns to employment in the Covered Class.

               (e) Notwithstanding the above, a Participant described in Section 6.1(a) may elect as his Benefit Commencement Date, the first day of any calendar month following the date he first incurs a One-Year Period of Severance and prior to the date he is otherwise eligible for a distribution under Section 6.1(a) or 6.1(b) above; provided that, at the time of his election, the Actuarial Equivalent single-sum value of his vested Accrued

Benefit is $10,000 or less. Such election must be made no earlier than 90 days and not less than 30 days prior to the Benefit Commencement Date elected by the Participant. A Participant who elects a Benefit Commencement Date under this Subsection shall receive the benefit described in Subsection (a) of this Section in the normal form described in Section 7.2 in an amount reduced as described under Section 5.5 for the first 120 full calendar months and by an Actuarial Equivalent reduction for each of the remaining full calendar months by which his Benefit Commencement Date precedes his Normal Retirement Date, unless such Participant elects to receive the optional form of benefit described in Section 7.3(d) in accordance with Section 7.4.

          6.3 Form and Payment of Benefit. Deferred vested benefits shall be paid in a form provided for in Article VII.

          6.4 Termination of Benefit. The last deferred vested benefit payment hereunder shall be made in accordance with the provisions of Article VII.

          6.5 Special Rules for Certain Terminated Participants.

               (a) Notwithstanding Section 2.1, if a Participant:

                    (1) is eligible for a deferred vested benefit under the Plan,

                    (2) has been credited with at least one Hour of Service on or after September 2, 1974,

                    (3) had a Separation from Service prior to the first day of the first Plan Year beginning after December 31, 1975,

                    (4) has not thereafter been an Employee, and

                    (5) is alive on August 23, 1984 and has not begun to receive benefit payments as of that date, such Participant's retirement benefits shall be paid in accordance with Article VII. However, the consent of the Participant's Spouse to a form of benefit other than the normal form of benefit under Section 7.2(b) shall not be required.

               (b) Notwithstanding Section 2.1, if a Participant:

                    (1) has at least one Hour of Service after the first day of the Plan Year beginning on or immediately after January 1, 1976,

                    (2) has not been credited with any Hours of Service after August 22, 1984,

                    (3) has at least 10 Years of Vesting Service and a vested right to all or a portion of his Accrued Benefit, and

                    (4) is alive on August 23, 1984 and has not begun to receive benefit payments as of that date, he may elect to be covered by the survivor's benefit described in Section 5.10.

                                  ARTICLE VII

                              PAYMENT OF BENEFITS

          7.1 Minimum Distribution Requirements.

               (a) Except as required by Subsection (c) of this Section, a Participant's Benefit Commencement Date shall be no earlier than the date of his Separation from Service.

               (b) Except as required by Subsection (c) of this Section, unless a Participant elects otherwise, his Benefit Commencement Date shall be no later than the 60th day after the close of the Plan Year in which the Participant attains Age 65 or has a Separation from Service, whichever occurs last.

               (c) Except as provided in a valid deferral election filed by the Participant with the Committee before January 1, 1984 and not subsequently revoked, a Participant's Benefit Commencement Date shall be no later than his Required Beginning Date.

               (d) Notwithstanding anything in the Plan to the contrary, if a Participant dies before his Benefit Commencement Date, his entire interest under the Plan, to the extent not forfeited, shall be distributed either:

                    (1) not later than December 31 of the calendar year containing the fifth anniversary of the date of the Participant's death, or

                    (2) over the life or life expectancy of the Participant's beneficiary, commencing no later than (A) December 31 of the calendar year following the year of the Participant's death, or (B) if the beneficiary is the Participant's Spouse, December 31 of the later of (i) the calendar year following the year of the Participant's death or

(ii) the calendar year in which the Participant would have attained Age 70 1/2.

               (e) Notwithstanding anything in the Plan to the contrary, the form and the timing of all distributions under the Plan shall be in accordance with regulations issued by the Department of the Treasury under section 401(a)(9) of the Code, including the incidental death benefit requirements of section 401(a)(9)(G) of the Code; provided, however, that subject to the spouse's right to consent, the restrictions imposed by this Section shall not apply if a Participant has, prior to January 1, 1984, made a written designation to have his retirement benefit paid in an alternate method acceptable under section 401(a) of the Code as in effect prior to the enactment of the Tax Equity and Fiscal Responsibility Act of 1982.

               (f) This Section shall apply to all Participants, including Participants who had a Separation from Service or ceased to be an Employee in the Covered Class prior to January 1, 1989.

          7.2 Normal Form of Benefit.

               (a) Benefits under the Plan shall be paid in the normal form of benefit described in Subsection (b) or (c), as the case may be, unless the Participant elects an optional form of benefit under Section 7.3. No spousal consent shall be required for payment of benefits in the normal form.

               (b) The normal form of benefit for a Participant who does not establish to the satisfaction of the Committee that he has no Spouse as of his Benefit Commencement Date shall be a joint and survivor annuity, with monthly installments payable after the death of the retired Participant to his Surviving Spouse, if he leaves one, for the life of such Surviving Spouse in an amount equal to fifty percent (50%) of the benefit paid to the retired Participant.

               (c) The normal form of benefit for a Participant who establishes to the satisfaction of the Committee that he has no Spouse as of his Benefit Commencement Date shall be a single life annuity with equal monthly installments payable to the retired Participant for his lifetime.

          7.3 Optional Form of Benefit. In lieu of the normal form of benefit as determined under Section 7.2, the Participant may elect, subject to the rules of
Section 7.4, one of the following optional forms of benefit:

               (a) a single life annuity with equal monthly installments payable to the retired Participant for his lifetime; or

               (b) a joint and survivor annuity with any individual designated beneficiary, payable in monthly installments to the Participant for his lifetime and with fifty percent (50%), seventy-five percent (75%) or one hundred percent (100%) of the amount of such monthly installment payable after the death of the Participant to the designated beneficiary of such Participant, if then living, for the life of such designated beneficiary. Notwithstanding the foregoing, the percentage payable to the Participant's beneficiary (unless the beneficiary is the Participant's Spouse) after the Participant's death may not exceed the applicable percentage from the table in Schedule B; or

               (c) a single life annuity payable in equal monthly installments to the retired Participant for his lifetime, with one hundred and twenty (120) or one hundred and eighty (180) payments guaranteed. If the Participant dies before he has received one hundred and twenty (120) or one hundred and eighty
(180) monthly payments, whichever applies, then beginning on the first day of the month in which the Participant's death occurs and continuing until the balance of the guaranteed payments have been made, payments in the amount payable to the Participant shall be made to the Participant's beneficiary. If the Participant's beneficiary dies before the full number of guaranteed monthly payments have been made, the Actuarial Equivalent of any balance of guaranteed payments shall be paid in a single sum to the estate of the last to survive of the Participant or the beneficiary.

               (d) if the Actuarial Equivalent single-sum value of the Participant's vested Accrued Benefit is $10,000 or less, a single sum payment in lieu of any other benefits under the Plan in complete discharge of all obligations to the Participant under the Plan.

          7.4 Rules for Election of Optional Form of Benefit. A Participant may elect an optional form of benefit under Section 7.3 by filing a written notice with the Committee in the form and manner prescribed by the Committee and in no other. The following rules shall be applied in a uniform and nondiscriminatory manner with respect to the election of optional forms of benefit.

          A Participant may elect an optional form of benefit at any time during the period that begins 90 days prior to the first day of the calendar month in which his Benefit Commencement Date falls and ends on his Benefit Commencement Date. If a Participant's Benefit Commencement Date is less than ninety days after the date on which the Participant notifies the Committee of his intent to begin receiving benefits, the election period shall end 90 days after the date such notice is given, and benefit payments shall begin on the first day of the month coincident with or next following the end of such election period, with benefit payments made retroactively to the Participant's Benefit Commencement Date.

                    (2) Each Participant whose benefits have been suspended during a period of reemployment pursuant to Section 5.13 may make the election described in Paragraph (1) of this Subsection upon the resumption of benefit payments, with respect to his entire Accrued Benefit. For purposes of applying Paragraph (1) to the preceding sentence, the Participant's Benefit Commencement Date shall be the date on which suspended benefits resume.

               (b) A Participant who does not establish to the satisfaction of the Committee that he has no Spouse on his Benefit Commencement Date may elect to receive an optional form of benefit under Section 7.3 only if:

                    (1) The benefit is a joint and survivor annuity with the Participant's Spouse that provides for periodic payments after the Participant's death each of which is equal to not less than fifty percent (50%) nor more than one hundred percent (100%) of the periodic payment to the Participant; or

                    (2) (A) his Spouse (or the Spouse's legal guardian if the Spouse is legally incompetent) executes a written instrument whereby such
Spouse:

                         (i) consents not to receive the normal form of benefit
described in Subsection (b) of Section 7.2;

                         (ii) consents to the specific optional form elected by
the Participant, or (provided such instrument acknowledges the Spouse's right to limit consent to a specific optional form) to the Participant's right to choose any optional form without any further consent by the Spouse; and

                         (iii) if applicable, consents in writing to either the
specific beneficiary or beneficiaries designated by the Participant pursuant to his election or (provided such instrument acknowledges the Spouse's right to limit consent to a specific beneficiary) to the Participant's right to designate any beneficiary or beneficiaries without any further consent by the Spouse; and

                         (B) such instrument acknowledges the effect of the
election to which the Spouse's consent is being given, that the Spouse's consent is irrevocable, and is witnessed by a Plan representative or a notary public; or

                    (3) the Participant (A) establishes to the satisfaction of the Committee that his Spouse cannot be located or (B) furnishes a court order to the Committee establishing that the Participant is legally separated or has been abandoned (within the meaning of local law), unless a qualified domestic relations order pertaining to such Participant provides that the Spouse's consent must be obtained, or (C) that he is a Participant described in Section 6.5(a).

The consent of a Spouse in accordance with this Subsection (b) shall not be effective with respect to other Spouses of the Participant, and an election to which Paragraph (3) of this Subsection applies shall become void if the circumstances causing the consent of the Spouse not to be required cease to exist prior to the Participant's Benefit Commencement Date.

               (c) A Participant may revoke an election under Subsection (b) of this Section. Such revocation may be made at any time during the election period in which such election can be made. Such revocation shall not void any prospectively effective consent given by his Spouse in connection with the revoked election.

               (d) If a Participant's Spouse or other designated beneficiary dies before the Participant's Benefit Commencement Date, but after an election of a joint and survivor annuity has been made hereunder, the election shall be automatically revoked.

               (e) (1) In the event of the divorce of a Participant prior to his Benefit Commencement Date, but following the Participant's election of a form of benefit, the election shall remain in effect unless the election is revoked by the Participant, the Participant remarries, or a qualified domestic relations order provides otherwise.

                    (2) Notwithstanding Subsection (a), if a Participant who is receiving a joint and survivor annuity with his Spouse is divorced subsequent to his Benefit Commencement Date, the joint and survivor annuity shall remain in effect unless specifically revoked by a qualified domestic relations order. In the event that the joint and survivor benefit is revoked under this Paragraph
(e)(2), the Participant's benefit shall be paid in the normal form under Section 7.2, unless the Participant elects an optional form of benefit under Section
7.3. The Participant may elect an optional form of benefit at any time during the 90-day period that commences on the date the Participant is notified that the order revoking the joint and survivor annuity is a qualified domestic relations order.

          7.5 Explanations to Participants. The Committee shall provide to each Participant no less than 30 days and no more than

90 days before his Benefit Commencement Date a written explanation of:

               (a) the terms and conditions of the normal form of benefit and each optional form of benefit, including information explaining the relative values of each form of benefit and, if the benefit is immediately distributable within the meaning of section 411(a)(11) of the Code, the Participant's right to defer receipt of his benefit until his Normal Retirement Date;

               (b) the Participant's right to waive the normal form of benefit and the effect of such waiver;

               (c) the rights of the Participant's Spouse with respect to such waiver; and

               (d) the right to revoke an election to receive an optional form of benefit and the effect of such revocation.

          7.6 Termination of Benefits. The last benefit payment hereunder with respect to any Participant shall be:

               (a) in the case of a single life annuity, the payment due on the first day of the month in which occurs the death of the retired Participant;

               (b) in the case of a surviving Spouse's benefit or a joint and survivor benefit, the payment due on the first day of the month in which occurs the later of the death of the Participant or the death of the Spouse (or, if applicable, the death of the designated beneficiary of such Participant); or

               (c) in the case of a single life annuity with 120 or 180 monthly payments guaranteed, the later of the payment due on the first day of the month in which the death of the Participant occurs or the 120th or 180th monthly payment, whichever applies; or

               (d) in the case of a single sum payment, such benefit payment.

          7.7 Beneficiary Designation.

               (a) A Participant's designation of a beneficiary to receive any remainder of a guaranteed number of payments may be made or changed until the earlier of the Participant's death or the expiration of the guaranteed period.

               (b) Subject to the provisions of Subsection (a) and to the provisions set forth above and in Section 5.10 relating to the rights of Spouses to survivor benefit payments, each Participant may designate or change the previous designation of the beneficiary or beneficiaries who shall receive benefits, if any, after his death. Such designation or change of designation shall be made by executing and filing with the Committee a form prescribed by the Committee and in no other manner. No designation, revocation, or change of beneficiaries shall be valid and effective unless and until filed with the Committee. If no designation is made, or if all of the beneficiaries named in such designation predecease the Participant or cannot be located by the Committee, the interest, if any, of the deceased Participant shall be paid to the Participant's Spouse, if living, or, otherwise, to the Participant's estate.

          7.8 Small Benefit Payments and Repayment of Prior Distributions.

               (a) Notwithstanding any other provision of the Plan, if the Actuarially Equivalent single-sum value of (1) a Participant's vested Accrued Benefit or (2), if the Participant has died, the benefit payable under Section
5.9 or 5.10, is less than $3,500, such benefit shall be paid in a single sum as soon as administratively practicable after the Participant's Separation from Service, or death, if applicable.

               (b) If the value of the benefit described in Subsection (a) of this Section is zero, the Participant shall be deemed to have received a single-sum distribution under this Section of his entire vested Accrued Benefit as of the date of his Separation from Service.

               (c) In the event a former Participant who has received a single sum distribution of his entire vested Accrued Benefit under this Section or any other provision of the Plan again becomes an Active Participant, such Participant's Accrued Benefit determined at any time thereafter shall be reduced by the Actuarial Equivalent of such distribution unless the Participant repays the full amount of such distribution, plus interest at the rate described in
Section 411(c)(2)(C) of the Code, to the Plan not later than the earlier of (1) the fifth anniversary of the date he again becomes an Active Participant or (2) the first date on which he completes a period of five one-Year Periods of Severance beginning after the distribution.

          7.9 Failure to Apply for Pension. Benefit payments shall commence when properly written application for same is received by the Committee. In the event that a Participant fails to apply to the Committee for pension benefits by the earlier of (a) his Normal Retirement Date or by the date on which he has a Separation from Service, if later, or (b) the end of the calendar year in which he attains Age 70-1/2, the Committee shall make diligent efforts to locate such Participant and obtain such application and, in the case of a benefit described in Section 7.8, may file an application for him if it has sufficient information to do so. In the event the Participant fails to make application by his Required Beginning Date, the Committee shall commence distribution as of the Required Beginning Date without such application. No payments shall be made for the period in which benefits would have been payable if the Participant had made timely application therefor.

          7.10 Mailing Address. Benefit payments and notifications hereunder shall be deemed made when mailed to the last address furnished to the Committee by the Participant or beneficiary to whom they are due.

          7.11 No Reduction for Changes in Social Security. Notwithstanding any other provision of the Plan, an increase in the Social Security taxable wage base or benefit level after a Participant's Separation from Service (or his Benefit Commencement Date, if earlier) shall not reduce the amount of any benefit to which the Participant or his beneficiary was entitled prior to such increase with respect to service prior to the Participant's Separation from Service (or his Benefit Commencement Date, if earlier). Furthermore, if the Participant returns to employment as an Employee in the Covered Class, the amount of any benefit payable to such Participant at his subsequent retirement (or his Required Beginning Date, if earlier) shall not be less than the benefit that the Participant was receiving prior to his return to employment, except as provided in Section 5.13.

                                  ARTICLE VIII

                              THE FUND AND FUNDING

          8.1 Designation of Trustee. The Company, by appropriate resolution of its Board of Directors, shall name and designate a Trustee and shall enter into a Trust Agreement with such Trustee. The Company shall have the power, by appropriate resolution of its Board of Directors, to amend the Trust Agreement, remove the Trustee, and designate a successor Trustee, all as provided in the Trust Agreement. All of the assets of the Plan shall be held by the Trustee for use in accordance with the Plan.

          8.2 Contributions to the Fund. The benefits provided under the Plan shall be financed exclusively by contributions made from time to time to the Trustee by the Participating Companies, and by the Fund created thereby. Subject to the provisions of applicable law, the liability of the Participating Companies under the Plan shall be limited to the contributions determined by the Participating Companies from time to time in accordance with the advice and counsel of the Actuary. The funding policy applicable to the Fund shall be established by the Committee and shall be reviewed from time to time. All contributions are conditioned on their deductibility for Federal income tax purposes.

          8.3 Use of Contributions to the Fund. The contributions deposited under the terms of this Plan shall constitute the Fund held for the benefit of Participants and their eligible survivors under and in accordance with this Plan. No part of the corpus or income of the Fund shall be used for or diverted to purposes other than exclusively for the benefit of such Participants and their eligible survivors, and for necessary administrative costs; provided, however, that in the event of the termination of the Plan, and after all fixed and contingent liabilities have been satisfied, and upon compliance with section 4041 of ERISA, any remaining funds attributable to contributions by the Participating Companies shall revert to those companies; and further provided that in the case of a contribution (a) made by a Participating Company as a mistake of fact, or (b) which is conditioned upon the initial qualification of the Plan under section 401(a) of the Code, or (c) for which a tax deduction is disallowed, in whole or in part, by the Internal Revenue Service, the Participating Company shall be entitled to a refund of said contribution within one year after payment of a contribution made as a mistake of fact, or within one year of the date on which the initial qualification of the Plan is denied by the Internal Revenue Service, or within one year after disallowance of the tax deduction, to the extent of such disallowance, as the case may be.

          8.4 Trustee. The Trustee shall be the named fiduciary with respect to management and control of Plan assets held by it and shall have exclusive and sole responsibility for the custody and investment thereof in accordance with the Trust Agreement.

          8.5 Forfeitures. Forfeitures shall not be applied to increase the benefits of any Participant, but shall reduce the contributions of the Participating Companies hereunder.

          8.6 Expenses of Administration. All expenses of administration of this Plan shall be paid from the Fund unless they are paid directly by the Participating Companies.

          8.7 Sole Source of Benefits. The Fund shall be the sole source for the provision of benefits under the Plan. Neither the Participating Companies nor any other person shall be liable therefor.

                                   ARTICLE IX

                                 ADMINISTRATION

          9.1 Committee. The Committee shall be the named fiduciary which shall control and manage the operation of the Plan and shall administer the Plan. The Committee members may, but need not, be Employees, and they shall serve at the pleasure of the Company. They shall be entitled to reimbursement of expenses, but those members of the Committee who are also Employees of a Participating Company shall receive no compensation for their service on the Committee. Any reimbursement of expenses of the Committee members shall be paid directly by the Company. The Committee shall be responsible for the general administration of the Plan under the policy guidance of the Company.

          9.2 Duties and Powers of Committee. In addition to the duties and powers described elsewhere hereunder, the Committee shall have the following specific duties and powers:

               (a) to retain such consultants, accountants, attorneys, and Actuaries as may be deemed necessary or desirable to render statements, reports, and advice with respect to the Plan and to assist the Committee in complying with all applicable rules and regulations affecting the Plan; any consultants, accountants, attorneys, and Actuaries may be the same as those retained by the Company;

               (b) to decide appeals under this Article;

               (c) to establish a funding policy consistent with the objectives of the Plan;

               (d) to enact uniform and nondiscriminatory rules and regulations to carry out the provisions of the Plan;

               (e) to resolve questions or disputes relating to eligibility for benefits or the amount of benefits under the Plan and authorizing the payment of benefits;

               (f) to construe and interpret the provisions of the Plan, including the supplying of any omissions in accordance with the intent of the Plan;

               (g) to determine whether any domestic relations order received by the Plan is a qualified domestic relations order as provided in section 414(p) of the Code;

               (h) to evaluate administrative procedures;

               (i) to determine the size and type of any insurance contract to be purchased by the Fund from any insurer and to designate the insurer from which such insurance contract shall be purchased. All policies shall be issued on a uniform basis as of each January 1 with respect to all Participants under similar circumstances; and

               (j) to delegate such duties and powers as the Committee shall determine from time to time to any person or persons.

          Any determination made by the Committee pursuant to this Article shall be conclusive and binding upon all parties.

          The expenses incurred by the Committee in connection with the operation of the Plan, including, but not limited to, the expenses incurred by reason of the engagement of professional assistants and consultants, shall be expenses of the Plan and shall be payable from the Fund at the direction of the Committee. The Participating Companies shall have the option, but not the obligation, to pay any such expenses, in whole or in part, and, by so doing, to relieve the Fund from the obligation of bearing such expenses. Payment of any such expenses by a Participating Company on one occasion shall not bind that company to pay any similar expenses on any subsequent occasion.

          9.3 Functioning of Committee. The Committee and those persons or entities to whom the Committee has delegated responsibilities shall keep accurate records and minutes of meetings, interpretations, and decisions. The Committee shall act by majority vote of the members, and such action shall be evidenced by a written document.

          9.4 Disputes.

               (a) In the event that the Committee denies, in whole or in part, a claim for benefits by a Participant or his beneficiary, the Committee shall furnish notice of the denial to the claimant, setting forth:

                    (1) the specific reasons for the denial,

                    (2) specific reference to the pertinent Plan provisions on which the denial is based,

                    (3) a description of any additional information necessary for the claimant to perfect the claim and an explanation of why such information is necessary, and

                    (4) appropriate information as to the steps to be taken if the claimant wishes to submit his claim for review.

          Such notice shall be forwarded to the claimant within 90 days of the Committee's receipt of the claim; provided, however, that in special circumstances the Committee may extend the response period for up to an additional 90 days, in which event it shall notify the claimant in writing of the extension, and shall specify the reason or reasons for the extension.

               (b) Within 60 days of receipt of a notice of claim denial, a claimant or his duly authorized representative may petition the Committee in writing for a full and fair review of the denial. The claimant or his duly authorized representative shall have the opportunity to review pertinent documents and to submit issues and comments in writing to the Committee. The Committee shall review the denial and shall communicate its decision and the reasons therefor to the claimant in writing within 60 days of receipt of the petition; provided, however, that in special circumstances the Committee may extend the response period for up to an additional 60 days, in which event it shall notify the claimant in writing prior to the commencement of the extension.

          9.5 Indemnification. Each member of the Committee, and any other person who is an Employee or director of a Participating Company or an Affiliated Company shall be indemnified and held harmless by the Company against and with respect to all damages, losses, obligations, liabilities, liens deficiencies, costs and expenses, including without limitation, reasonable attorney's fees and other costs incident to any suit action, investigation, claim or proceedings to which he may be party by reason of his performance of administrative functions and duties under the Plan, except in relation to matters as to which he shall be held liable for an act of willful misconduct in the performance of his duties. The foregoing right to indemnification shall be in addition to such other rights as the Committee member, or other person may enjoy as a matter of law or by reason of insurance coverage of any kind. Rights granted hereunder shall be in addition to and not in lieu of any rights to indemnification to which the Committee member, or other person may be entitled pursuant to the by-laws of the Participating Company.

                                   ARTICLE X

                           AMENDMENT AND TERMINATION

          10.1 Power of Amendment and Termination.

               (a) It is the intention of each Participating Company that this Plan will be permanent. However, each

Participating Company reserves the right to terminate its participation in this Plan at any time by action of its board of directors or other governing body. Furthermore, the Company reserves the power to amend or terminate the Plan at any time by action of the Board of Directors.

               (b) Each amendment to the Plan shall be binding on each Participating Company if such Participating Company (1) consents to such amendment at any time, or (2) fails to object thereto within thirty days after receiving notice thereof.

               (c) Any amendment or termination of the Plan shall become effective as of the date designated by the Board of Directors. Except as expressly provided elsewhere in the Plan, prior to the satisfaction of all liabilities with respect to the benefits provided under this Plan, no amendment or termination shall cause any part of the monies contributed hereunder to revert to the Participating Companies or to be diverted to any purpose other than for the exclusive benefit of Participants and their beneficiaries.

          10.2 Disposition on Termination.

               (a) Upon the termination or partial termination of the Plan, each Active Participant with respect to whom the Plan is terminating who would not have a nonforfeitable right to one hundred percent (100%) of his Accrued Benefit if his employment terminated on the date of the termination or partial termination of the Plan shall become fully vested and shall have a nonforfeitable right to his Accrued Benefit. However, in the event of such a termination, each Participant and beneficiary shall have recourse toward satisfaction of his nonforfeitable right to a pension only from Plan assets or from the Pension Benefit Guaranty Corporation, to the extent that it guarantees benefits.

               (b) The amount of the Fund shall be determined and, after providing for expenses incident to termination and liquidation, the remaining assets thereof shall be allocated for the purpose of paying benefits proportionately among each of the priority groups described below in the following order of precedence:

                    (1) to provide benefits to retired Participants and beneficiaries who began receiving benefits at least three years before the Plan's termination (including those benefits which would have been received for at least three years if the Participant had retired that long ago), based on Plan provisions in effect five years prior to termination during which period such benefit would be the least, provided that the lowest benefit in pay status during a three-year period shall be considered the benefit in pay status for such period;

                    (2) to provide all other Accrued Benefits guaranteed by Federal law (or which would be so guaranteed but for section 4022(b)(5) or 4022B of ERISA);

                    (3) to provide all other vested Accrued Benefits (determined before application of Subsection (a) of this Section);

                    (4) to provide all remaining non-vested Accrued Benefits.

               (c) If the assets available for allocation under any priority group (other than as provided in priority groups (3) and (4)) are insufficient to satisfy in full the Accrued Benefits of all Participants and beneficiaries, the assets shall be allocated pro rata among such Participants and beneficiaries on the basis of the Actuarial Equivalent single-sum value of their respective benefits (as of the termination date). The foregoing payments, and payments in the event that assets are insufficient to pay the Accrued Benefits provided in priority groups (3) and (4), will be paid in accordance with regulations prescribed by the Pension Benefit Guaranty Corporation. The allocation of assets upon termination of the Plan will be carried out in such a manner as to preserve the qualification of the Plan under section 401(a) of the Code.

          In the event that all Accrued Benefits described above have been fully funded, any remaining funds shall revert to the Participating Companies in such proportion as the Participating Companies shall determine.

          10.3 Limitation on Benefits.

               (a) In the event of Plan termination, the benefit payable to any highly compensated employee or any highly compensated former employee (as defined in section 414(q) of the Code and regulations thereunder) shall be limited to a benefit that is nondiscriminatory under section 401(a)(4) of the Code. If payment of benefits is restricted in accordance with this Subsection
(a), assets in excess of the amount required to provide such restricted benefits shall become a part of the assets available under Section 10-2 for allocation among Participants and their joint annuitants and beneficiaries whose benefits are not restricted under this Subsection (a).

               (b) The restrictions of this Subsection (b) shall apply prior to termination of the Plan to any Participant who is a highly compensated employee or a highly compensated former employee and who is one of the 25 highest paid employees or former employees of a Participating Company for any Plan Year. The annual payments to any such Participant shall be limited to an amount equal to the payments that would have been made to the Participant under a single life annuity that is the Actuarial Equivalent of the sum of the Participant's Accrued Benefit and any other benefits under the Plan.

               (c) The restrictions in Subsection (b) shall not apply:

                    (1) if, after the payment of benefits to such Participant, the value of the Plan assets equals or exceeds 110 percent of the value of the current liabilities (within the meaning of section 412(l)(7) of the Code); or

                    (2) if the value of the benefit is less than one percent (1%) of the value of current liabilities.

          10.4 Merger, Consolidation, or Transfer. In case of any merger or consolidation with, or transfer of assets or liabilities to, any other plan, as provided in the Code, the benefit of any Participant or beneficiary immediately after such merger, consolidation, or transfer (if the Plan had then terminated) shall be at least equal to the benefit such Participant or beneficiary would have received immediately before such merger, consolidation, or transfer (if the Plan had then terminated).

                                   ARTICLE XI

                              TOP-HEAVY PROVISIONS

          11.1 General. The following provisions shall apply automatically to the Plan and shall supersede any contrary provisions for each Plan Year in which the Plan is a Top-Heavy Plan (as defined below). It is intended that this Article shall be construed in accordance with the provisions of section 416 of the Code.

          11.2 Definitions. The following definitions shall supplement those set forth in Article I of the Plan:

               (a) "Aggregation Group" means, for any Plan Year,

                    (1) each qualified retirement plan (including a frozen plan or a plan which has been terminated during the 60-month period ending on the Determination Date) of Participating Company or an Affiliated Company in which a Key Employee is a participant,

                    (2) each other qualified retirement plan (including a frozen plan or a plan which has been terminated during the 60-month period ending on the Determination Date) of a Participating Company or an Affiliated Company which enables any plan in which a Key Employee participates to meet the requirements of sections 401(a)(4) or 410 of the Code, and

                    (3) any or all other qualified retirement plans (including a frozen plan or a plan which has been terminated during the 60-month period ending on the Determination Date) of a Participating Company or an Affiliated Company if (A) the plans in the Aggregation Group would be Top-Heavy Plans if each such plan were not included in the Aggregation Group but are not Top-Heavy Plans when such plan is included in the Aggregation Group, and (B) the Aggregation Group, including such plan, meets the requirements of sections 401(a)(4) and 410 of the Code.

               (b) "Determination Date" means, for any Plan Year, the last day of the preceding Plan Year, except that for the first Plan Year it shall mean the last day thereof.

               (c) "Key Employee" means, with respect to any Plan Year:

                    (1) any Employee or former Employee who at any time during the 60-month period ending on the Determination Date was:

                         (A) an officer of a Participating Company having
compensation as defined in section 414(q)(7) of the Code for a Plan Year during such period greater than fifty percent (50%) of the amount in effect under section 415(b)(1)(A) of the Code for the calendar year in which such Plan Year ends; provided, that no more than 50 Employees (or, if less, the greater of three Employees or ten percent (10%) of the greatest number of Employees, including leased employees within the meaning of section 414(n) or 414(o) of the Code, employed by all Participating Companies and all Affiliated Companies during such 60-month period, but excluding Employees described in section 414(q)(8) of the Code) shall be treated as officers; or

                         (B) one of the 10 Employees having compensation as
defined in section 414(q)(7) of the Code for a Plan Year during such period greater than the amount described in section 415(c)(1)(A) of the Code for the calendar year in which such Plan Year ends and owning (or considered as owning, within the meaning of section 318 of the Code) the largest interests in any Participating Company or Affiliated Company, provided that such interest exceeds one-half of one percent (0.5%) of the total share ownership of the Participating Company or Affiliated Company, the total number of individuals described in this Subparagraph (B) being limited to 10 for the entire 60-month period; or

                         (C) a five-percent (5%) owner of a Participating
Company; or

                         (D) a one-percent (1%) owner of a Participating Company
having compensation as defined in section 414(q)(7) of the Code for a Plan Year during such period in excess of $150,000; or

                    (2) a beneficiary of an individual described in Paragraph
(1) of this Subsection. For purposes of this Subsection, Compensation shall include elective deferrals under sections 125, 402(a)(8), 402(h), and 403(b) of the Code. Determinations under this Subsection shall be made in accordance with section 416(i) of the Code.

               (d) "Key Employee Ratio" means, for any For purposes of this Subsection, Compensation shall include elective deferrals under sections 125, 402(a)(8), 402(h) and 403(b) of the Code. Determination Date, the ratio of the amount described in Paragraph (1) of this Subsection to the amount described in Paragraph (2) of this Subsection, after deducting from each such amount any portion thereof described in Paragraph (3) of this Subsection, where:

                    (1) the amount described in this Paragraph is the sum of (A) the present value of all accrued benefits of Key Employees under all qualified defined benefit plans included in the Aggregation Group, (B) the balances in all of the accounts of Key Employees under all qualified defined contribution plans included in the Aggregation Group, and (C) the amounts distributed from all plans in such Aggregation Group to or on behalf of any Key Employee during the period of five Plan Years ending on the Determination Date, except any benefit paid on account of death to the extent it exceeds the accrued benefits or account balances immediately prior to death;

                    (2) the amount described in this Paragraph is the sum of (A) the present value of all accrued benefits of all participants under all qualified defined benefit plans included in the Aggregation Group, (B) the balances in all of the accounts of all participants under all qualified defined contribution plans included in the Aggregation Group, and (C) the amounts distributed from all plans in such Aggregation Group to or on behalf of any participant during the period of five Plan Years ending on the Determination Date; and

                    (3) the amount described in this Paragraph is the sum of (A) all rollover contributions (or fund to fund transfers) to the Plan by an Employee after December 31, 1983 from a plan sponsored by an employer which is not a Participating

Company or an Affiliated Company; (B) any amount that is included in Paragraphs
(1) and (2) of this Subsection for a person who is a Non-Key Employee as to the Plan Year of reference but who was a Key Employee as to any earlier Plan Year; and (C) for Plan Years beginning after December 31, 1984, any amount that is included in Paragraphs (1) and (2) of this Subsection for a person who has not performed any services for any Participating Company during the five-year period ending on the Determination Date.

The present value of accrued benefits under any defined benefit plan shall be determined on the basis of the assumptions described in Schedule A and, effective January 1, 1987, under the method used for accrual purposes for all plans maintained by all Participating Companies and Affiliated Companies if a single method is used by all such plans, or, otherwise, the slowest accrual method permitted under section 411(b)(1)(C) of the Code.

               (e) "Non-Key Employee" means, for any Plan Year, (1) an Employee or former Employee who is not a Key Employee with respect to such Plan Year; and
(2) a beneficiary of an individual described in Paragraph (1) of this Subsection.

               (f) "Super Top-Heavy Plan" means, for any Plan Year, each plan in the Aggregation Group for such Plan Year if, as of the applicable Determination Date, the Key Employee Ratio exceeds ninety percent (90%).

               (g) "Top-Heayy Compensation" means, for any Participant for any Plan Year, the average of his annual Compensation over the period of five consecutive Plan Years (or, if shorter, the longest period of consecutive Plan Years during which the Participant was in the employ of any Participating Company) yielding the highest average, disregarding (1) Compensation for Plan Years ending prior to January 1, 1984 and (2) Compensation for Plan Years after the close of the last Plan Year in which the Plan was a Top-Heavy Plan.

               (h) "Top-Heavy Plan" means, for any Plan Year, each plan in the Aggregation Group for such Plan Year if, as of the applicable Determination Date, the Key Employee Ratio exceeds sixty percent (60%).

               (i) "Year of Top-Heayy Service" means, for any Participant, a Plan Year in which he completes 1,000 or more Hours of Service, excluding (1) Plan Years commencing prior to January 1, 1984 and (2) Plan Years in which the Plan is not a Top-Heavy Plan.

          11.3 Minimum Benefit for Non-Key Employees.

               (a) If the Plan is a Top-Heavy Plan in any Plan Year, each Participant who is a Non-Key Employee in such Plan

Year (other than a Participant who was a Key Employee as to any earlier Plan
Year) shall have a minimum Accrued Benefit. Such Accrued Benefit shall be the lesser of:

                    (1) two percent (2%) of the Participant's Top-Heavy Compensation multiplied by the Participant's Years of Top-Heavy Service, or

                    (2) twenty percent (20%) of the Participant's Top-Heavy Compensation.

               (b) If a Non-Key Employee described in Subsection (a) of this Section participates in both a defined benefit plan and a defined contribution plan described in Paragraphs (a)(1) and (2) of this Section, he shall have the minimum Accrued Benefit described in this Section.

          11.4 Vesting.

               (a) Change in Schedule. Each Participant's vested interest in his Accrued Benefit shall be determined in accordance with the following schedule for any Plan Year in which the Plan is a Top-Heavy Plan unless Section 6.1 provides more rapid vesting for such Participant:

          Years of Vesting Service    Percent Vested
            Less than two years               0%
                      two years              20%
                      three years            40%
                      four years             60%
                      five years             80%
                      six years             100%

               (b) Shift Out of Top-Heayy Status. If the Plan ceases to be a Top-Heavy Plan, the vesting schedule set forth in Section 6.1 shall again apply to all Years of Vesting Service. However, a Participant shall maintain the same vested interest in his Accrued Benefit determined under the schedule in Subsection 11.4(a) as of the date on which the Plan ceases to be a Top-Heavy Plan until the Participant's vested percentage under Section 6.1 exceeds the percentage maintained under the schedule in Section 11.4(a).

               (c) Special Election of Vesting Schedule. Each Participant with at least three Years of Vesting Service at the time that the Plan ceases to be a Top-Heavy Plan may elect to continue to have his vested percentage computed under the Plan in accordance with the vesting schedule set forth in Section 11.4(a). The period during which the election may be made shall commence on the date on which the Participant is informed that the Plan is no longer a Top-Heavy Plan and shall end 60 days thereafter.

          11.5 Adjustment to Maximum Benefit Limitation.

               (a) For each Plan Year in which the Plan is (1) a Super Top-Heavy Plan or (2) a Top-Heavy Plan and the Board of Directors does not make the election to amend the Plan to provide the minimum benefit described in Subsection (c) the 1.25 factor in the defined benefit and defined contribution fractions described in Article V shall be reduced to 1.0. The adjustment described in this Subsection shall not apply to a Participant during any period in which the Participant earns no additional accrued benefit under any defined benefit plan and has no employer contributions, forfeitures, or voluntary nondeductible contributions allocated to his accounts under any defined contribution plan.

               (b) In the case of any Top-Heavy Plan to which Section 5.12(e) applies, "$41,500" shall be substituted for "$51,875" in the calculation of the numerator of the transition fraction.

               (c) If, in any Plan Year in which the Plan is a Top-Heavy Plan but not a Super Top-Heavy Plan, the Aggregation Group also includes a defined contribution plan, the Board of Directors may elect to use a factor of 1.25 in computing the denominator of the defined benefit and defined contribution fractions described in Article V. In the event of such election, the minimum benefit described in Section 11.3(a) for each Non-Key Employee who is not covered under a defined contribution plan providing the minimum benefit described in the following sentence shall be increased as follows:

                    (1) "three percent (3%)" shall be substituted for "two percent (2%)" in Section 11.3(a)(1), and

                    (2) Section 12.3(a)(2) shall be deemed to read, "the Participant's Top-Heavy Compensation multiplied by the sum of (A) twenty percent (20%) and (B) one percent (1%) for each Year of Top-Heavy Service, up to a maximum of 10 such Years of Top-Heavy Service."

The minimum benefit in the preceding sentence shall not apply to any Non-Key Employee who is covered under a defined contribution plan (as described in Section 11.3(b)) providing a minimum contribution for such Non-Key Employee of seven and one-half percent (7 1/2%) of the Non-Key Employee's annual compensation.

          11.6 Suspension of Benefits. Notwithstanding the other provisions of the Plan, the payment of a Participant's benefits shall not be suspended during the Participant's reemployment during any period in which the Plan is a Top-Heavy Plan.

                                  ARTICLE XII

                               GENERAL PROVISIONS

          12.1 No Employment Rights. Neither the action of the Company in establishing the Plan, nor of any Participating Company in adopting the Plan, nor any provisions of the Plan, nor any action taken by the Company, any Participating Company or the Committee shall be construed as giving to any Employee the right to be retained in the employ of the Company or any Participating Company, or any right to payment except to the extent of the benefits provided in the Plan to be paid from the Fund.

          12.2 Governing Law. Except to the extent superseded by ERISA, all questions pertaining to the validity, construction, and operation of the Plan shall be determined in accordance with the laws of the state in which the principal place of business of the Company is located.

          12.3 Severability of Provisions. If any provision of this Plan is determined to be void by any court of competent jurisdiction, the Plan shall continue to operate and, for the purposes of the jurisdiction of that court only, shall be deemed not to include the provisions determined to be void.

          12.4 No Interest in Fund. No person shall have any interest in, or right to, any part of the principal or income of the Fund, except as and to the extent expressly provided in this Plan and in the Trust Agreement.

          12.5 Spendthrift Clause. No benefit payable at any time under this Plan and no interest or expectancy herein shall be anticipated, assigned, or alienated by any Participant or beneficiary, or subject to attachment, garnishment, levy, execution, or other legal or equitable process, except for
(1) a Federal tax levy made pursuant to section 6331 of the Code and (2) any benefit payable pursuant to a domestic relations order which is determined to be a qualified domestic relations order as defined in the Code. Any attempt to alienate or assign a benefit hereunder, whether currently or hereafter payable, shall be void.

          12.6 Incapacity. If the Committee deems any Participant who is entitled to receive payments hereunder incapable of receiving or disbursing the same by reason of Age, illness, infirmity, or incapacity of any kind, the Committee may direct the Trustee to apply such payments directly for the comfort, support, and maintenance of such Participant, or to pay the same to any responsible person caring for the Participant who is determined by the Committee to be qualified to receive and disburse such payments for the Participant's benefit; and the receipt of such person shall be a complete acquittance for the payment of the benefit. Payments pursuant to this Section shall be complete discharge to the extent thereof of any and all liability of the Participating Companies, the Committee, the Trustee, and the Fund.

          12.7 Withholding . The Committee and the Trustee shall have the right to withhold any and all state, local, and Federal taxes which may be withheld in accordance with applicable law.

          12.8 Missing Participants. In the event that all, or any portion, of the distribution payable to a Participant or his beneficiary hereunder shall, at the expiration of five (5) years after it shall become payable, remain unpaid solely by reason of the inability of the Committee, after sending a registered letter, return receipt requested, to the last known address, and after further diligent effort, to ascertain the whereabouts of such Participant or his beneficiary, the amount so distributable shall be forfeited and shall be used to reduce the cost of the Plan. In the event a Participant or beneficiary is located subsequent to his benefit being forfeited, such benefit shall be restored.

          12.9 Receipt and Release. Subject to the provisions of ERISA and to the extent permitted by ERISA, any final payments or distribution to any Participant, his Spouse or beneficiary or his legal representative in accordance with this Plan shall be in full satisfaction of all claims against the Fund, the Trustee, the Committee and the Participating Companies. The Trustee, the Participating Company, the Committee, or any combination of them may require a Participant, his Spouse or beneficiary, or legal representative to execute a receipt and release of all claims under this Plan upon final payment or distribution or a receipt to the extent of any partial payment or distribution; and the form of any such receipt and release shall be determined by the Trustee, the Participating Company, the Committee or any combination of them.

     Effective as of January 1, 1989.

                                       NATIONAL PENN, BANCSHARES, INC.

                                       By:/s/Wayne R. Weidner
                                          ------------------------
                                          Executive Vice President

                                   SCHEDULE A

                             ACTUARIAL EQUIVALENTS

          I. The following assumptions will be used for determining Actuarially Equivalent benefits, except as specified to the contrary in the Plan: 7% interest and the 1984 Unisex Pension Mortality Table. Any factors not included herein will be determined by the Committee.

          II. Notwithstanding the foregoing, effective January 1, 1987, for purposes of determining Actuarially Equivalent single-sum amounts, the applicable interest rate shall be used; provided, however, that the single-sum amount of a Participant's Accrued Benefit determined under this Part II shall not be less than the single-sum amount of a Participant's Accrued Benefit determined as of the date of reference using the interest rate in effect under the Plan on such date.

For purposes of this Schedule A, "applicable interest rate" means the interest rate which would be used as of the first day of the Plan Year containing the date of the distribution by the Pension Benefit Guaranty Corporation for purposes of determining the present value of a lump sum distribution on plan termination.

                                   SCHEDULE B

                 MINIMUM DISTRIBUTION INCIDENTAL BENEFIT TABLE

                                    TABLE I

     Excess of Age of employee                              Applicable
     over Age of beneficiary                                percentage
     -----------------------                                ----------

          10 years or less.....................................100%
          11 ...................................................96%
          12 ...................................................93%
          13 ...................................................90%
          14 ...................................................87%
          15 ...................................................84%
          16 ...................................................82%
          17 ...................................................79%
          18 ...................................................77%
          19 ...................................................75%
          20 ...................................................73%
          21 ...................................................72%
          22 ...................................................70%
          23 ...................................................68%
          24 ...................................................67%
          25 ...................................................66%
          26 ...................................................64%
          27 ...................................................63%
          28 ...................................................62%
          29 ...................................................61%
          30 ...................................................60%
          31 ...................................................59%
          32 ...................................................59%
          33 ...................................................58%
          34 ...................................................57%
          35 ...................................................56%
          36 ...................................................56%
          37 ...................................................55%
          38 ...................................................55%
          39 ...................................................54%
          40 ...................................................54%
          41 ...................................................53%
          42 ...................................................53%
          43 ...................................................53%
          44 and greater........................................52%

                                       52